Subsequent events	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

32.	Subsequent events
The Company has evaluated subsequent events through February 25, 2022, which is the date the financial statements were authorized for issuance.
On January 27, 2022, Stellantis announced the plan to increase its shareholding with GAC FCA JV from 50 percent to 75 percent. This is subject to the approval of the Chinese government.
On January 28, 2022, Stellantis has repaid the €6.3 billion credit facility to Intesa Sanpaolo. The credit facility was entered into on June 2020 with an original maturity date of March 2023. Refer to Note 22, Debt.